SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2011

GLEN ROSE PETROLEUM CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	001-10179	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

22762 Westheimer Parkway
Suite 515
Katy, Texas 77450
(Address of Principal Executive Offices)

(832) 437-0329
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 20, 2011, the Audit Committee of the Board of Directors of Glen Rose Petroleum Corporation (the “Company”) approved the termination of services of Jonathon P. Reuben CPA, An Accountancy Corporation (“JPR”), effective immediately.

JPR was the independent registered public accounting firm for the Company for the fiscal years ended March 31, 2010 and 2009.  The reports of JPR on the Company’s  financial statements for the years ended March 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports of JPR on the Company’s consolidated financial statements as of and for the years ended March 31, 2010 and 2009 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to a deficit in working capital and incurring significant losses.

During the years ended March 31, 2010 and 2009, and through the date hereof, the Company has not had any disagreements with JPR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to JPR’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended March 31, 2010 and 2009, and through the date hereof, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JPR with a copy of this disclosure set forth under this Item 4.01 and requested JPR to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from JPR is attached hereto as Exhibit 16.1.

On June 20, 2011  (the “Engagement Date”), Audit Committee of the Board of Directors of the Company approved the appointment of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm, effective immediately.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with BDO regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Jonathon P. Reuben CPA, An Accountancy Corporation.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glen Rose Petroleum Corporation

Date: June 24, 2011	By:	/s/ Andrew Taylor-Kimmins
Andrew Taylor-Kimmins
Chief Executive Officer

Exhibits

16.1	Letter from Jonathon P. Reuben CPA, An Accountancy Corporation